UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

CRC Crystal Research Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-52472	86-0728263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4952 East Encanto Street, Mesa, Arizona	85205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 480-452-3301

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On October 26, 2010, Mr. Don Jackson submitted his resignation as a Director of the Company. Mr. Don Jackson said that the resignation was due to personal health, financial and family issues.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1 - Mr. Don Jackson's resignation letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27 , 2010	CRC Crystal Research Corporation.

	By:	/s/ Dr Kiril A. Pandelisev
		Name:	Dr Kiril A. Pandelisev
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Mr. Don Jackson's resignation letter